Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Helene Simonet, certify that:

1.     I have reviewed this Annual Report on Form 10-K/A of Coherent, Inc.; and

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 23, 2005

	By:	/s/ HELENE SIMONET
Helene Simonet
Executive Vice President and Chief Financial Officer